EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of New Harvest Capital Corporation (the “Company”) on Form 10-QSB for the quarter ended January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nora Zampieri, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2006	By:	/s/ Nora Zampieri
Nora Zampieri Principal Financial Officer